UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 26, 2006

CURON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31519	77-0470324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46117 Landing Parkway

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 661-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On May 26, 2006, Curon Medical, Inc. amended its Amended and Restated Certificate of Incorporation to effect a 1-for-4 reverse stock split whereby each holder of Curon Medical common stock will receive one newly-issued share for each four shares held as of the close of business on May 26, 2006. A copy of the certificate of amendment to Curon Medical’s Amended and Restate Certificate of Incorporation is provided herewith as Exhibit 3.6 and is incorporated herein by reference. A copy of a press release issued by Curon Medical concerning the reverse stock split is provided herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.6	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

99.1	Press release dated May 25, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURON MEDICAL, INC.

By:	/s/ Larry C. Heaton II
Larry C. Heaton II President, Chief Executive Officer

Date: May 31, 2006

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INDEX TO EXHIBITS

Index Number	Description of Document

3.6	Certificate of Amendment to Amended and Restated Certificate of Incorporation.

99.1	Press Release of Curon Medical, Inc. dated May 25, 2006.

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